SHARE CAPITAL	12 Months Ended
Dec. 31, 2018
Stockholders' Equity Note [Abstract]
SHARE CAPITAL
SHARE CAPITAL

On August 1, 2018, we received approval from the TSX of our Notice of Intention to make a Normal Course Issuer Bid ("NCIB"). Pursuant to the NCIB, we may purchase for cancellation up to 3,580,668 of our common shares, or approximately 9.9% of the common shares outstanding as of the date of the announcement (representing 10% of the public float). The NCIB commenced on August 8, 2018 and will terminate on the earlier of: i) August 7, 2019, (ii) the date we complete our purchases pursuant to the notice of intention filed with the TSX, or (iii) the date of notice by us of termination of the NCIB.

In 2018, we purchased and canceled 161,500 common shares (2017 — 170,217 common shares) at an average price of $19.32 per share (2017 — $16.35). The excess purchase price over and above the average carrying value in the amount of $1,187 (2017 - $954) was charged to retained earnings.